Exhibit 99.2

Supplemental Financial Information May 2, 2017

Supplemental Financial Information For the quarter ended March 31, 2017 May 2, 2017

Supplemental Financial Information May 2, 2017

Supplemental Financial Information May 2, 2017

Supplemental Financial Information May 2, 2017

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information May 2, 2017

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (“REIT”) that, as of May 2, 2017, has interests in 27 hotels held for investment comprised of 13,226 rooms. Sunstone’s hotels are primarily in the urban and resort upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns through the ownership of long-term relevant lodging real estate. Our values include transparency, trust, ethical conduct, honest communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to own hotels that will maintain a high appeal with travelers over long periods of time and will generate economic earnings materially in excess of recurring capital requirements.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information May 2, 2017

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, changes in the European Union or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of May 2, 2017, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information May 2, 2017

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization, or EBITDA; Adjusted EBITDA (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders;  Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDA; and hotel  Adjusted EBITDA margin.  These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders,  hotel Adjusted EBITDA and hotel Adjusted EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly the same as the Company does. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA and Adjusted EBITDA are commonly used measures of performance in many industries. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA and Adjusted EBITDA facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of “FFO applicable to common shares.” This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information May 2, 2017

We adjust EBITDA and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts:  we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Ground rent adjustments: we exclude the noncash expense incurred from straight-lining our ground lease obligations as this expense does not reflect the actual rent amounts due to the respective lessors in the current period and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the Financial Accounting Standards Board’s (“FASB”) definition of a business in accordance with the Business Combinations Topic of the Accounting Standards Codification are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•	Noncontrolling interest: we deduct the noncontrolling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership.
•

Cumulative effect of a change in accounting principle:  from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO attributable to common stockholders is not consistent with reflecting the ongoing performance of our remaining assets.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; property-level restructuring, severance and management transition costs; lease terminations; and any gains or losses we have recognized on sales or redemptions of assets other than real estate investments.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information May 2, 2017

In addition, to derive Adjusted EBITDA we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.  We also include an adjustment for the cash ground lease expense recorded on the Hyatt Centric Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the actual rent due to the hotel’s lessor in the current period, as well as the operating performance of the Hyatt Centric Chicago Magnificent Mile.  We  also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash gains or losses on our derivatives, as well as any federal and state taxes associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income to EBITDA and Adjusted EBITDA are set forth on page 13 of this supplemental package.  Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page  14 of this supplemental package.

Our 27 Hotel Portfolio is comprised of all 27 hotels we owned as of March 31, 2017. We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

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Supplemental Financial Information May 2, 2017

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information May 2, 2017

Condensed Consolidated Balance Sheets
Q1 2017 – Q1 2016

(In thousands)	March 31, 2017 (1)	December 31, 2016 (2)	September 30, 2016 (3)	June 30, 2016 (4)	March 31, 2016 (5)
Assets
Investment in hotel properties:
Land	$531,660	$531,660	$542,660	$542,660	$542,660
Buildings & improvements	3,174,081	3,135,806	3,168,291	3,118,115	3,130,034
Furniture, fixtures, & equipment	522,806	512,372	510,347	492,275	491,464
Other	98,636	115,485	164,893	190,358	168,171
	4,327,183	4,295,323	4,386,191	4,343,408	4,332,329
Less accumulated depreciation & amortization	(1,177,711)	(1,137,104)	(1,151,377)	(1,111,739)	(1,088,354)
	3,149,472	3,158,219	3,234,814	3,231,669	3,243,975

Other noncurrent assets, net	12,032	13,391	11,684	12,300	12,388

Current assets:
Cash and cash equivalents	441,830	369,537	367,117	354,682	396,669
Restricted cash	64,414	67,923	67,248	62,335	68,313
Other current assets, net	64,733	51,051	58,598	56,154	60,445
Assets held for sale, net	—	79,113	—	—	—
Total assets	$3,732,481	$3,739,234	$3,739,461	$3,717,140	$3,781,790

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information May 2, 2017

Condensed Consolidated Balance Sheets
Q1 2017– Q1 2016 (cont.)

(In thousands)	March 31, 2017 (1)	December 31, 2016 (2)	September 30, 2016 (3)	June 30, 2016 (4)	March 31, 2016 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$8,898	$184,929	$251,276	$251,719	$149,021
Other current liabilities	111,419	220,722	117,911	114,258	117,442
Liabilities of assets held for sale	—	3,153	—	—	—
Total current liabilities	120,317	408,804	369,187	365,977	266,463

Notes payable, less current portion, net	982,460	746,374	748,767	751,096	929,390
Capital lease obligations, less current portion	15,574	15,574	15,574	15,575	15,575
Other liabilities	36,917	36,650	42,677	44,945	41,052
Total liabilities	1,155,268	1,207,402	1,176,205	1,177,593	1,252,480

Equity
Stockholders' equity:
8.0% Series D cumulative redeemable preferred stock	—	—	—	—	115,000

6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	—

Common stock, $0.01 par value, 500,000,000 shares authorized	2,204	2,201	2,165	2,166	2,165

Additional paid in capital	2,594,724	2,596,620	2,540,782	2,539,278	2,535,141
Retained earnings	848,736	786,901	753,725	716,351	652,270
Cumulative dividends and distributions	(1,107,180)	(1,092,952)	(973,105)	(959,072)	(941,460)
Total stockholders' equity	2,528,484	2,482,770	2,513,567	2,488,723	2,478,116
Noncontrolling interest in consolidated joint venture	48,729	49,062	49,689	50,824	51,194
Total equity	2,577,213	2,531,832	2,563,256	2,539,547	2,529,310
Total liabilities and equity	$3,732,481	$3,739,234	$3,739,461	$3,717,140	$3,781,790

(1)	As presented on Form 10-Q to be filed in May 2017.
(2)	As presented on Form 10-K filed on February 23, 2017.
(3)	As presented on Form 10-Q filed November 2, 2016.
(4)	As presented on Form 10-Q filed August 8, 2016.
(5)	As presented on Form 10-Q filed May 3, 2016.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information May 2, 2017

Consolidated Statements of Operations
Q1 2017/2016

	Three Months Ended March 31,
(In thousands, except per share data)	2017	2016
Revenues
Room	$190,367	$187,297
Food and beverage	75,501	71,234
Other operating	14,875	15,761
Total revenues	280,743	274,292
Operating expenses
Room	51,292	51,044
Food and beverage	50,537	51,929
Other operating	3,831	4,056
Advertising and promotion	14,946	14,993
Repairs and maintenance	10,967	11,264
Utilities	7,222	7,514
Franchise costs	8,055	8,096
Property tax, ground lease and insurance	21,287	22,840
Other property-level expenses	34,738	34,713
Corporate overhead	6,779	6,717
Depreciation and amortization	40,807	40,047
Total operating expenses	250,461	253,213
Operating income	30,282	21,079
Interest and other income	721	489
Interest expense	(11,249)	(20,010)
Loss on extinguishment of debt	(4)	(105)
Gain on sale of assets	44,285	—
Income before income taxes	64,035	1,453
Income tax provision	(208)	(237)
Net income	63,827	1,216
Income from consolidated joint venture attributable to noncontrolling interest	(1,992)	(1,650)
Preferred stock dividends	(3,207)	(2,766)
Income (loss) attributable to common stockholders	$58,628	$(3,200)

Basic and diluted per share amounts:
Basic and diluted income (loss) attributable to common stockholders per common share	$0.27	$(0.02)

Basic and diluted weighted average common shares outstanding	219,093	212,887

Distributions declared per common share	$0.05	$0.05

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information May 2, 2017

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q1 2017/2016

	Three Months Ended March 31,
(In thousands)	2017	2016
Net income	$63,827	$1,216
Operations held for investment:
Depreciation and amortization	40,807	40,047
Amortization of lease intangibles	63	63
Interest expense	11,249	20,010
Income tax provision	208	237
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,992)	(1,650)
Depreciation and amortization	(875)	(865)
Interest expense	(457)	(413)
EBITDA	112,830	58,645

Operations held for investment:
Amortization of deferred stock compensation	1,749	1,614
Amortization of favorable and unfavorable contracts, net	99	(4)
Noncash ground rent	(275)	488
Capital lease obligation interest - cash ground rent	(351)	(351)
Gain on sale of assets, net	(44,570)	(7)
Loss on extinguishment of debt	4	105
Prior year property tax adjustments, net	—	(97)
Property-level restructuring, severance and management transition costs	—	1,560
Noncontrolling interest:
Noncash ground rent	72	(113)
	(43,272)	3,195
Adjusted EBITDA	$69,558	$61,840

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information May 2, 2017

Reconciliation of Net Income to FFO and Adjusted FFO  Attributable to Common Stockholders
Q1 2017/2016

	Three Months Ended March 31,
(In thousands, except per share data)	2017	2016
Net income	$63,827	$1,216
Preferred stock dividends	(3,207)	(2,766)
Operations held for investment:
Real estate depreciation and amortization	40,678	39,893
Amortization of lease intangibles	63	63
Gain on sale of assets, net	(44,570)	(7)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,992)	(1,650)
Real estate depreciation and amortization	(875)	(865)
FFO attributable to common stockholders	53,924	35,884

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	99	(4)
Noncash ground rent	(275)	488
Noncash interest related to (gain) loss on derivatives, net	(657)	6,402
Loss on extinguishment of debt	4	105
Prior year property tax adjustments, net	—	(97)
Property-level restructuring, severance and management transition costs	—	1,560
Noncontrolling interest:
Noncash ground rent	72	(113)
Noncash interest related to loss on derivative	(4)	—
	(761)	8,341
Adjusted FFO attributable to common stockholders	$53,163	$44,225
FFO attributable to common stockholders per diluted share	$0.25	$0.17
Adjusted FFO attributable to common stockholders per diluted share	$0.24	$0.21

Basic weighted average shares outstanding	219,093	212,887
Shares associated with unvested restricted stock awards	262	84
Diluted weighted average shares outstanding	219,355	212,971

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information May 2, 2017

Pro Forma Consolidated Statements of Operations
Q1 2017 – Q2 2016,  FY 2016

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Dec. 31,
	2017	2016	2016	2016	2016
Revenues
Room	$190,367	$190,739	$212,099	$218,123	$800,894
Food and beverage	75,501	70,686	66,838	77,906	283,449
Other operating	14,875	20,786	15,994	15,983	67,855
Total revenues	280,743	282,211	294,931	312,012	1,152,198

Operating Expenses
Room	51,292	50,384	53,050	52,815	205,348
Food and beverage	50,537	48,302	47,504	50,675	196,121
Other expenses	101,046	100,106	100,923	100,273	400,539
Corporate overhead	6,779	6,073	6,392	6,809	25,991
Depreciation and amortization	40,807	40,788	39,363	39,469	158,239
Total operating expenses	250,461	245,653	247,232	250,041	986,238

Operating Income	30,282	36,558	47,699	61,971	165,960

Interest and other income	721	673	283	355	1,800
Interest expense	(11,249)	(3,265)	(11,136)	(15,872)	(50,283)
Loss on extinguishment of debt	(4)	(25)	—	(154)	(284)
Gain on sale of asset	44,285	190	—	—	190
Income before income taxes	64,035	34,131	36,846	46,300	117,383
Income tax (provision) benefit	(208)	(343)	1,434	(238)	616
Income from continuing operations	$63,827	$33,788	$38,280	$46,062	$117,999
Adjusted EBITDA (2)	$69,558	$77,551	$85,713	$98,451	$320,780

(1)

Includes the Company's ownership results for all 27 hotels owned by the Company as of March 31, 2017.  Excludes the Company's ownership results for the Fairmont Newport Beach and the Sheraton Cerritos sold in February 2017 and May 2016, respectively.

(2)	The Adjusted EBITDA reconciliation for the year ended December 31, 2016 can be found on page 16 of this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information May 2, 2017

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
FY 2016

	Year Ended December 31, 2016
		Disposition:	Held for Sale:
		Sheraton	Fairmont	Pro
(In thousands, except per share amounts)	Actual (1)	Cerritos (2)	Newport Beach (3)	Forma (4)

Net income	$140,677	$(19,099)	$(3,579)	$117,999
Operations held for investment:
Depreciation and amortization	163,016	(528)	(4,249)	158,239
Amortization of lease intangibles	252	—	—	252
Interest expense	50,283	—	—	50,283
Income tax benefit	(616)	—	—	(616)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(6,480)	—	—	(6,480)
Depreciation and amortization	(3,480)	—	—	(3,480)
Interest expense	(1,684)	—	—	(1,684)
EBITDA	341,968	(19,627)	(7,828)	314,513

Operations held for investment:
Amortization of deferred stock compensation	7,157	—	—	7,157
Amortization of favorable and unfavorable contracts, net	394	—	—	394
Noncash ground rent	1,878	—	—	1,878
Capital lease obligation interest - cash ground rent	(1,404)	—	—	(1,404)
Gain on sale of assets, net	(18,422)	18,223	—	(199)
Loss on extinguishment of debt	284	—	—	284
Prior year property tax adjustments, net	(3,971)	—	—	(3,971)
Property-level restructuring, severance and management transition costs	1,578	—	—	1,578
Lease termination costs	1,000	—	—	1,000
Noncontrolling interest:
Noncash ground rent	(450)	—	—	(450)
	(11,956)	18,223	—	6,267

Adjusted EBITDA	$330,012	$(1,404)	$(7,828)	$320,780

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information May 2, 2017

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
FY 2016

	Year Ended December 31, 2016
		Disposition:	Held for Sale:
		Sheraton	Fairmont	Pro
(In thousands, except per share amounts)	Actual (1)	Cerritos (2)	Newport Beach (3)	Forma (4)

Net income	$140,677	$(19,099)	$(3,579)	$117,999
Preferred stock dividends and redemption charge	(15,964)	—	—	(15,964)
Operations held for investment:
Real estate depreciation and amortization	162,431	(528)	(4,249)	157,654
Amortization of lease intangibles	252	—	—	252
Gain on sale of assets, net	(18,422)	18,223	—	(199)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(6,480)	—	—	(6,480)
Real estate depreciation and amortization	(3,480)	—	—	(3,480)
FFO attributable to common stockholders	259,014	(1,404)	(7,828)	249,782

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	394	—	—	394
Noncash ground rent	1,878	—	—	1,878
Noncash interest related to gain on derivatives, net	(1,426)	—	—	(1,426)
Loss on extinguishment of debt	284	—	—	284
Prior year property tax adjustments, net	(3,971)	—	—	(3,971)
Property-level restructuring, severance and management transition costs	1,578	—	—	1,578
Lease termination costs	1,000	—	—	1,000
Income tax benefit related to prior years	(1,596)	—	—	(1,596)
Preferred stock redemption charge	4,052	—	—	4,052
Noncontrolling interest:
Noncash ground rent	(450)	—	—	(450)
	1,743	—	—	1,743

Adjusted FFO attributable to common stockholders	$260,757	$(1,404)	$(7,828)	$251,525

FFO attributable to common stockholders per diluted share	$1.20			$1.16

Adjusted FFO attributable to common stockholders per diluted share	$1.21			$1.17

Basic weighted average shares outstanding	214,966			214,966
Shares associated with unvested restricted stock awards	242			242
Diluted weighted average shares outstanding	215,208			215,208

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information May 2, 2017

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA, FFO and

Adjusted FFO Attributable to Common Stockholders
FY 2016 Footnotes

(1)	Actual represents the Company's ownership results for the 28 hotels owned by the Company as of December 31, 2016.
(2)	Disposition: Sheraton Cerritos represents the Company's ownership results from the Sheraton Cerritos that was sold in May 2016.
(3)

Held for Sale: Fairmont Newport Beach represents the Company's ownership results from the Fairmont Newport Beach that was classified as held for sale at December 31, 2016, and subsequently sold in February 2017.

(4)	Pro Forma represents the Company's ownership results for the pro forma 27 hotel portfolio.

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information May 2, 2017

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 19

Supplemental Financial Information May 2, 2017

Earnings Guidance for Q2 and FY 2017

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, severance costs associated with restructuring hotel services, early lease termination costs, prior year property tax assessments or credits, debt repurchases/repayments, or unannounced financings during 2017.

For the second quarter of 2017, the Company expects:

Metric	Quarter Ended June 30, 2017 Guidance (1)
Net Income ($ millions)	$43 to $47
27 Hotel Portfolio RevPAR Growth	+ 0.75% to + 2.75%
Adjusted EBITDA ($ millions)	$96 to $99
Adjusted FFO Attributable to Common Stockholders ($ millions)	$78 to $81
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.35 to $0.37
Diluted Weighted Average Shares Outstanding	219,500,000

For the full year of 2017, the Company expects:

Metric	Prior Full Year 2017 Guidance (2)	Current Full Year 2017 Guidance (1)	Change in Full Year 2017 Guidance Midpoint
Net Income ($ millions)	$150 to $174	$156 to $174	+ $2
27 Hotel Portfolio RevPAR Growth	+ 0.5% to + 3.5%	+ 1.5% to + 3.5%	+ 1%
Adjusted EBITDA ($ millions)	$306 to $330	$316 to $334	+ $7
Adjusted FFO Attributable to Common Stockholders ($ millions)	$239 to $263	$250 to $268	+ $8
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.09 to $1.19	$1.14 to $1.22	+ $0.04
Diluted Weighted Average Shares Outstanding	219,800,000	219,800,000	―

(1)	See page 22 for a detailed reconciliation.
(2)	Represents guidance presented on February 21, 2017.

EARNINGS GUIDANCE	Page 20

Supplemental Financial Information May 2, 2017

Earnings Guidance for Q2 and FY 2017

Second quarter and full year 2017 guidance are based in part on the following assumptions:

•	Full year 27 Hotel Portfolio RevPAR guidance is benefiting 150 to 200 basis points from the completed repositioning at the Wailea Beach Resort.
•	Full year 27 Hotel Portfolio Adjusted EBITDA Margin change of approximately flat to +75 basis points.
•	Full year corporate overhead expense (excluding deferred stock amortization and one-time expenses related to any acquisition closing costs) of approximately $19.5 million to $20.5 million.
•	Full year amortization of deferred stock compensation expense of approximately $8.1 million.
•

Full year interest expense of approximately $47.2 million to $47.4 million, including approximately $2.3 million in amortization of deferred financing fees and excluding approximately $1.4 million of capital lease obligation interest.

•	Full year total preferred dividends of $12.8 million, which includes the Series E and Series F cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 21

Supplemental Financial Information May 2, 2017

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO  Attributable to Common Stockholders
Q2 and FY 2017

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	June 30, 2017		December 31, 2017
(In thousands, except per share data)	Low	High	Low	High

Net income	$43,400	$46,600	$155,600	$173,600
Depreciation and amortization	40,500	40,700	162,400	162,800
Amortization of lease intangibles	100	100	300	300
Interest expense	12,800	12,500	47,400	47,200
Income tax provision	200	200	800	800
Noncontrolling interest	(3,000)	(3,100)	(11,700)	(11,900)
Amortization of deferred stock compensation	2,600	2,600	8,100	8,100
Amortization of favorable and unfavorable contracts, net	100	100	200	200
Noncash ground rent	(300)	(300)	(1,100)	(1,100)
Capital lease obligation interest - cash ground rent	(400)	(400)	(1,400)	(1,400)
Gain on sale of assets, net	—	—	(44,600)	(44,600)
Adjusted EBITDA	$96,000	$99,000	$316,000	$334,000

Reconciliation of Net Income to Adjusted FFO  Attributable to Common Stockholders

Net income	$43,400	$46,600	$155,600	$173,600
Preferred stock dividends	(3,200)	(3,200)	(12,800)	(12,800)
Real estate depreciation and amortization	40,400	40,600	162,100	162,500
Amortization of lease intangibles	100	100	300	300
Noncontrolling interest	(2,600)	(2,700)	(9,600)	(9,800)
Amortization of favorable and unfavorable contracts, net	100	100	200	200
Noncash ground rent	(300)	(300)	(1,100)	(1,100)
Noncash interest related to gain on derivatives, net	—	—	(600)	(600)
Gain on sale of assets, net	—	—	(44,600)	(44,600)
Adjusted FFO attributable to common stockholders	$77,900	$81,200	$249,500	$267,700

Adjusted FFO attributable to common stockholders per diluted share	$0.35	$0.37	$1.14	$1.22

Diluted weighted average shares outstanding	219,500	219,500	219,800	219,800

EARNINGS GUIDANCE	Page 22

Supplemental Financial Information May 2, 2017

CAPITALIZATION

CAPITALIZATION	Page 23

Supplemental Financial Information May 2, 2017

Comparative Capitalization
Q1 2017 –  Q1 2016

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(In thousands, except per share data)	2017	2016	2016	2016	2016

Common Share Price & Dividends
At the end of the quarter	$15.33	$15.25	$12.79	$12.07	$14.00
High during quarter ended	$15.65	$15.91	$13.89	$13.85	$14.00
Low during quarter ended	$14.24	$12.20	$12.03	$11.37	$10.13
Common dividends per share	$0.05	$0.53	$0.05	$0.05	$0.05

Common Shares & Units
Common shares outstanding	220,417	220,073	216,509	216,576	216,517
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	220,417	220,073	216,509	216,576	216,517

Capitalization
Market value of common equity	$3,378,999	$3,356,115	$2,769,151	$2,614,067	$3,031,238
Liquidation value of preferred equity - Series D (1)	—	—	—	—	115,000
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	—
Consolidated debt (2) (3)	997,346	999,944	1,004,975	1,008,034	1,083,922
Consolidated total capitalization	4,566,345	4,546,059	3,964,126	3,812,101	4,345,160

Noncontrolling interest in consolidated debt (3)	(55,386)	(55,585)	(55,781)	(55,974)	(56,164)
Pro rata total capitalization	$4,510,959	$4,490,474	$3,908,345	$3,756,127	$4,288,996

Consolidated debt to total capitalization	21.8%	22.0%	25.4%	26.4%	24.9%
Pro rata debt to pro rata total capitalization	20.9%	21.0%	24.3%	25.3%	24.0%
Consolidated debt and preferred equity to total capitalization	26.0%	26.2%	30.1%	31.4%	30.2%
Pro rata debt and preferred equity to total capitalization	25.1%	25.3%	29.1%	30.4%	29.3%

(1)	In April 2016, the Company redeemed all 4,600,000 shares of its Series D preferred stock at a price equal to the liquidation value of $115.0 million.
(2)

Fourth quarter 2016 includes the effects of the Company's $240.0 million private placement of two series of senior unsecured corporate-level notes funded on January 10, 2017, as well as the partial use of these funds, on January 11, 2017 to repay the $176.0 million loan secured by the Marriott Boston Long Wharf.

(3)

Represents the outstanding debt principal balance and excludes the effects of Accounting Standards Update No. 2015-03 to present debt issuance costs as a deduction from the corresponding debt liability.

CAPITALIZATION	Page 24

Supplemental Financial Information May 2, 2017

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	March 31, 2017	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	$82,860	$76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	118,802	106,855
Term Loan Facility	Unsecured	3.39%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.65%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	86,552	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	62,588	51,987
Series A Senior Notes	Unsecured	4.69%	01/10/2026	120,000	120,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	120,000	120,000
Total Fixed Rate Debt				775,802	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 2.25%	08/08/2019	221,544	213,513
Credit Facility	Unsecured	L + 1.55% - 2.30%	04/02/2019	—	—
Total Variable Rate Debt				221,544	213,513

TOTAL CONSOLIDATED DEBT				$997,346	$945,571

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				77.8%
% Floating Rate Debt				22.2%
Average Interest Rate (1)				4.21%
Weighted Average Maturity of Debt				5.9 years

(1)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at March 31, 2017, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 25

Supplemental Financial Information May 2, 2017

Consolidated Amortization and Debt Maturity Schedule

as of March 31, 2017

Principal Pymt at Maturity
Scheduled Principal Amortization as of March 31, 2017
(dollar amounts in millions)
250.0
200.0
150.0
100.0
50.0
0.0
7.4
11.0
10.4
213.5
8.0
76.1
4.4
106.9
3.4
85.0
3.6
100.0
3.5
72.1
52.0
120.0
120.0
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

Percent of Current Total Capitalization (1)	0.2%	0.2%	4.9%	1.8%	2.4%	1.9%	2.3%	1.7%	1.1%	2.6%	0.0%	2.6%

(1)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the March 31, 2017 consolidated total capitalization as presented on page 24.

CAPITALIZATION	Page 26

Supplemental Financial Information May 2, 2017

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 27

Supplemental Financial Information May 2, 2017

Hotel Information as of March 31, 2017

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	9.00%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	8.02%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	6.10%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	6.08%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.91%	85%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.70%	100%	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	546	4.13%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	3.79%	100%	Fee Simple		2007
9	JW Marriott New Orleans (3)	Louisiana	Marriott	501	3.79%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.63%	100%	Fee Simple		2002
11	Hilton Times Square	New York	Hilton	478	3.61%	100%	Leasehold	2091	2006
12	Marriott Quincy	Massachusetts	Marriott	464	3.51%	100%	Fee Simple		2007
13	Hyatt Centric Magnificent Mile	Illinois	Hyatt	419	3.17%	100%	Leasehold	2097	2012
14	Marriott Boston Long Wharf	Massachusetts	Marriott	412	3.12%	100%	Fee Simple		2007
15	Hyatt Regency Newport Beach	California	Hyatt	407	3.08%	100%	Leasehold	2048	2002
16	Marriott Tysons Corner	Virginia	Marriott	396	2.99%	100%	Fee Simple		2002
17	Marriott Houston	Texas	Marriott	390	2.95%	100%	Fee Simple		2002
18	Renaissance Long Beach	California	Marriott	374	2.83%	100%	Fee Simple		2005
19	Embassy Suites Chicago	Illinois	Hilton	368	2.78%	100%	Fee Simple		2002
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.73%	100%	Fee Simple		2012
21	Renaissance Westchester	New York	Marriott	348	2.63%	100%	Fee Simple		2010
22	Embassy Suites La Jolla	California	Hilton	340	2.57%	100%	Fee Simple		2006
23	Marriott Philadelphia	Pennsylvania	Marriott	289	2.19%	100%	Fee Simple		2002
24	Hilton New Orleans St. Charles	Louisiana	Hilton	252	1.91%	100%	Fee Simple		2013
25	Marriott Portland	Oregon	Marriott	249	1.88%	100%	Fee Simple		2000
26	Marriott Park City	Utah	Marriott	199	1.50%	100%	Fee Simple		1999
27	Courtyard by Marriott Los Angeles	California	Marriott	187	1.41%	100%	Leasehold	2096	1999

	Total portfolio			13,225	100%

(1)	Assumes the full exercise of all lease extensions.
(2)

Financial statements reflect a 100% economic interest in the Renaissance Orlando at SeaWorld®, of which the Company owns 85% of a joint venture that owns the leasehold interest in the hotel. Pursuant to certain partnership loans, the Company recognizes, and expects to continue to recognize, 100% of all economics from the property for the foreseeable future. In addition, the Company owns 100% of the fee interest in a wholly owned entity held outside the partnership.

(3)

Hotel is subject to a ground lease that expires in 2081. In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

PROPERTY-LEVEL DATA	Page 28

Supplemental Financial Information May 2, 2017

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 29

Supplemental Financial Information May 2, 2017

Property-Level Operating Statistics

Q1 2017/2016

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2017	2016	Variance	2017	2016	Variance	2017	2016	Variance
1	Hilton San Diego Bayfront	$248.23	$231.36	7.3%	82.2%	86.7%	-5.2%	$204.05	$200.59	1.7%
2	Boston Park Plaza (1)	$161.50	$143.11	12.9%	62.7%	56.0%	12.0%	$101.26	$80.14	26.4%
3	Renaissance Washington DC	$255.14	$221.79	15.0%	81.3%	75.8%	7.3%	$207.43	$168.12	23.4%
4	Hyatt Regency San Francisco	$322.01	$317.78	1.3%	85.9%	87.0%	-1.3%	$276.61	$276.47	0.0%
5	Renaissance Orlando at SeaWorld ®	$197.24	$186.38	5.8%	80.7%	80.0%	0.9%	$159.17	$149.10	6.8%
6	Renaissance Harborplace	$155.89	$147.89	5.4%	73.0%	67.0%	9.0%	$113.80	$99.09	14.8%
7	Wailea Beach Resort	$369.64	$294.90	25.3%	86.8%	91.9%	-5.5%	$320.85	$271.01	18.4%
8	Renaissance Los Angeles Airport	$161.51	$157.03	2.9%	89.7%	90.4%	-0.8%	$144.87	$141.96	2.1%
9	JW Marriott New Orleans	$217.29	$208.81	4.1%	85.4%	82.6%	3.4%	$185.57	$172.48	7.6%
10	Hilton North Houston	$112.45	$110.99	1.3%	67.8%	81.6%	-16.9%	$76.24	$90.57	-15.8%
11	Hilton Times Square	$209.60	$218.99	-4.3%	99.2%	98.7%	0.5%	$207.92	$216.14	-3.8%
12	Marriott Quincy	$151.08	$148.04	2.1%	60.9%	66.9%	-9.0%	$92.01	$99.04	-7.1%
13	Hyatt Centric Magnificent Mile	$133.50	$133.75	-0.2%	61.9%	60.5%	2.3%	$82.64	$80.92	2.1%
14	Marriott Boston Long Wharf	$235.92	$246.04	-4.1%	80.7%	77.3%	4.4%	$190.39	$190.19	0.1%
15	Hyatt Regency Newport Beach	$172.00	$168.61	2.0%	81.1%	79.5%	2.0%	$139.49	$134.04	4.1%
16	Marriott Tysons Corner	$161.80	$145.51	11.2%	72.7%	71.3%	2.0%	$117.63	$103.75	13.4%
17	Marriott Houston	$104.34	$109.68	-4.9%	76.8%	84.5%	-9.1%	$80.13	$92.68	-13.5%
18	Renaissance Long Beach	$192.44	$185.67	3.6%	82.0%	77.9%	5.3%	$157.80	$144.64	9.1%
19	Embassy Suites Chicago	$134.33	$138.10	-2.7%	76.9%	77.6%	-0.9%	$103.30	$107.17	-3.6%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$115.73	$121.12	-4.5%	66.1%	60.7%	8.9%	$76.50	$73.52	4.1%
21	Renaissance Westchester	$148.18	$138.66	6.9%	61.7%	69.3%	-11.0%	$91.43	$96.09	-4.9%
22	Embassy Suites La Jolla	$191.84	$183.71	4.4%	79.8%	81.7%	-2.3%	$153.09	$150.09	2.0%
23	Marriott Philadelphia	$160.29	$159.19	0.7%	66.8%	59.3%	12.6%	$107.07	$94.40	13.4%
24	Hilton New Orleans St. Charles	$186.27	$184.52	0.9%	87.1%	86.9%	0.2%	$162.24	$160.35	1.2%
25	Marriott Portland	$173.90	$171.29	1.5%	80.1%	83.7%	-4.3%	$139.29	$143.37	-2.8%
26	Marriott Park City	$272.52	$239.81	13.6%	81.1%	83.0%	-2.3%	$221.01	$199.04	11.0%
27	Courtyard by Marriott Los Angeles	$175.22	$176.64	-0.8%	95.3%	98.1%	-2.9%	$166.98	$173.28	-3.6%

	27 Hotel Portfolio (2)	$203.48	$192.54	5.7%	77.7%	77.8%	-0.1%	$158.10	$149.80	5.5%

(1)	Operating statistics for the first quarter of 2016 are impacted by a major repositioning at the Boston Park Plaza.
(2)	27 Hotel Portfolio includes all 27 hotels owned by the Company as of March 31, 2017.

PROPERTY-LEVEL OPERATING STATISTICS	Page 30

Supplemental Financial Information May 2, 2017

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information May 2, 2017

Operating Statistics by Brand
Q1 2017/2016

		For the Three Months Ended March 31,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott	16	78.5%	$204.39	$160.45	78.2%	$188.84	$147.67	8.6%
Hilton	7	80.4%	$192.58	$154.83	83.4%	$187.23	$156.15	-0.8%
Hyatt	3	78.5%	$245.13	$192.43	78.3%	$243.45	$190.62	0.9%
Other (1)	1	62.7%	$161.50	$101.26	56.0%	$143.11	$80.14	26.4%

27 Hotel Portfolio (2)	27	77.7%	$203.48	$158.10	77.8%	$192.54	$149.80	5.5%

(1)	Other includes the Boston Park Plaza. Other excludes the Fairmont Newport Beach sold in February 2017, and the Sheraton Cerritos sold in May 2016.
(2)	27 Hotel Portfolio includes all 27 hotels owned by the Company as of March 31, 2017.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information May 2, 2017

27 Hotel Portfolio Property-Level Trailing 12 Month Adjusted EBITDA Contribution by Brand

Hyatt
14.3%
Regency 11.2%
Centric 3.1%
Hotels 3
Rooms 1,630
Hilton
28.3%
Hilton 19.6%
Embassy Suites 6.2%
Hilton Garden Inn 2.5%
Hotels 7
Rooms 3,469
Independent
6.6%
Marriott
50.8%
Renaissance 24.1%
Marriott 21.0%
JW Marriott 4.3%
Courtyard 1.4%
Hotels 16
Rooms 7,066

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 33

Supplemental Financial Information May 2, 2017

Operating Statistics by Region
Q1 2017/2016

		For the Three Months Ended March 31,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	7	84.2%	$229.94	$193.61	85.7%	$222.13	$190.37	1.7%
Other West	5	78.3%	$220.36	$172.54	85.7%	$189.54	$162.44	6.2%
Midwest	3	68.0%	$128.37	$87.29	66.0%	$131.74	$86.95	0.4%
East	12	75.5%	$192.99	$145.71	72.9%	$182.75	$133.22	9.4%

27 Hotel Portfolio (2)	27	77.7%	$203.48	$158.10	77.8%	$192.54	$149.80	5.5%

(1)	California excludes the Fairmont Newport Beach sold in February 2017, and the Sheraton Cerritos sold in May 2016.
(2)	27 Hotel Portfolio includes all 27 hotels owned by the Company as of March 31, 2017.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 34

Supplemental Financial Information May 2, 2017

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 35

Supplemental Financial Information May 2, 2017

Property-Level Adjusted EBITDA
Q1 2017/2016

	Hotels sorted by number of rooms	For the Three Months Ended March 31,
	(In thousands)	2017	2016
		Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1)	$13,049	$12,176	7%
2	Boston Park Plaza (3)	(106)	(1,692)	94%
3	Renaissance Washington DC	7,356	5,164	42%
4	Hyatt Regency San Francisco	7,775	7,617	2%
5	Renaissance Orlando at SeaWorld ® (1)	8,850	8,149	9%
6	Renaissance Harborplace	2,315	1,235	87%
7	Wailea Beach Resort	8,655	6,426	35%
8	Renaissance Los Angeles Airport	2,110	2,501	-16%
9	JW Marriott New Orleans	4,996	3,895	28%
10	Hilton North Houston	945	1,520	-38%
11	Hilton Times Square	186	267	-30%
12	Marriott Quincy	571	1,295	-56%
13	Hyatt Centric Magnificent Mile	(949)	(1,464)	35%
14	Marriott Boston Long Wharf	2,561	2,676	-4%
15	Hyatt Regency Newport Beach	2,400	2,275	5%
16	Marriott Tysons Corner	1,717	1,368	26%
17	Marriott Houston	841	1,140	-26%
18	Renaissance Long Beach	2,400	2,186	10%
19	Embassy Suites Chicago (3)	762	824	-8%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	(32)	(187)	83%
21	Renaissance Westchester	(17)	68	-125%
22	Embassy Suites La Jolla	2,255	2,232	1%
23	Marriott Philadelphia	839	540	55%
24	Hilton New Orleans St. Charles	1,808	1,638	10%
25	Marriott Portland	1,456	1,719	-15%
26	Marriott Park City	2,470	1,996	24%
27	Courtyard by Marriott Los Angeles	1,183	1,273	-7%

	27 Hotel Portfolio (4)	76,396	66,837	14%

	Add: Sold Hotels (5)
	Sheraton Cerritos	—	960	-100%
	Fairmont Newport Beach (3)	1,019	1,815	-44%

	Actual Portfolio (6)	$77,415	$69,612	11%

*Footnotes on page  37

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 36

Supplemental Financial Information May 2, 2017

Property-Level Adjusted EBITDA
Q1 2017/2016 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)	Reconciliations to Net Income (Loss) provided on pages 40 and 41.
(3)

Hotel Adjusted EBITDA for the first quarter of 2016 is impacted by a major repositioning at the Boston Park Plaza, as well as by a total of $0.1 million in non-current year property tax credits, net of appeal fees, received at the following hotels:  Embassy Suites Chicago $0.1 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $15,000; and Fairmont Newport Beach $27,000.

(4)	27 Hotel Portfolio includes all 27 hotels owned by the Company as of March 31, 2017.
(5)

Sold Hotels for both the three months ended March 31, 2017 and 2016 include the results generated by the Fairmont Newport Beach, sold in February 2017. Sold Hotels for the three months ended March 31, 2016 also include the results generated by the Sheraton Cerritos, sold in May 2016.

(6)

Actual Portfolio for the three months ended March 31, 2017 includes all 27 hotels owned by the Company as of March 31, 2017, as well as results from the Fairmont Newport Beach before its sale in February 2017. Actual Portfolio for the three months ended March 31, 2016 includes all 29 hotels owned by the Company as of March 31, 2016.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 37

Supplemental Financial Information May 2, 2017

Property-Level Adjusted EBITDA Margins
Q1 2017/2016

	Hotels sorted by number of rooms	For the Three Months Ended March 31,
		2017	2016	Change in
		Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps
1	Hilton San Diego Bayfront (1)	34.5%	33.4%	110 bps
2	Boston Park Plaza (2)	-0.8%	-14.8%	1,400 bps
3	Renaissance Washington DC	32.7%	26.0%	670 bps
4	Hyatt Regency San Francisco	27.4%	28.1%	(70) bps
5	Renaissance Orlando at SeaWorld ® (1)	38.4%	37.1%	130 bps
6	Renaissance Harborplace	22.0%	14.0%	800 bps
7	Wailea Beach Resort	38.1%	34.3%	380 bps
8	Renaissance Los Angeles Airport	26.2%	28.7%	(250) bps
9	JW Marriott New Orleans	44.2%	37.2%	700 bps
10	Hilton North Houston	18.5%	24.5%	(600) bps
11	Hilton Times Square	1.9%	2.7%	(80) bps
12	Marriott Quincy	10.4%	20.7%	(1,030) bps
13	Hyatt Centric Magnificent Mile	-20.1%	-33.1%	1,300 bps
14	Marriott Boston Long Wharf	23.9%	25.4%	(150) bps
15	Hyatt Regency Newport Beach	25.8%	25.3%	50 bps
16	Marriott Tysons Corner	31.5%	27.9%	360 bps
17	Marriott Houston	22.9%	27.1%	(420) bps
18	Renaissance Long Beach	32.7%	31.2%	150 bps
19	Embassy Suites Chicago (2)	17.9%	18.9%	(100) bps
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2)	-1.1%	-6.6%	550 bps
21	Renaissance Westchester	-0.4%	1.5%	(190) bps
22	Embassy Suites La Jolla	41.0%	40.8%	20 bps
23	Marriott Philadelphia	20.4%	14.7%	570 bps
24	Hilton New Orleans St. Charles	44.1%	39.6%	450 bps
25	Marriott Portland	39.0%	43.7%	(470) bps
26	Marriott Park City	47.5%	44.1%	340 bps
27	Courtyard by Marriott Los Angeles	35.8%	36.9%	(110) bps

	27 Hotel Portfolio (3)	27.6%	25.4%	220 bps

	27 Hotel Portfolio, excluding prior year property tax adjustments, net (4)	27.6%	25.4%	220 bps

*Footnotes on page  39

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 38

Supplemental Financial Information May 2, 2017

Property-Level Adjusted EBITDA Margins
Q1 2017/2016 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Hotel Adjusted EBITDA for the first quarter of 2016 is impacted by a major repositioning at the Boston Park Plaza, as well as by a total of $0.1 million in non-current year property tax credits, net of appeal fees, received at the following hotels:  Embassy Suites Chicago $0.1 million; and Hilton Garden Inn Chicago Downtown/Magnificent Mile $15,000.

(3)	27 Hotel Portfolio includes all 27 hotels owned by the Company as of March 31, 2017.
(4)	27 Hotel Portfolio, excluding prior year property tax adjustments, net represents the 27 Hotel Portfolio adjusted to exclude the prior year property tax related items noted in Footnote 2.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 39

Supplemental Financial Information May 2, 2017

Property-Level Adjusted EBITDA Reconciliation Q1 2017

	Hotels sorted by number of rooms		For the Three Months Ended March 31, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$37,815	$8,010	$(290)	$3,499	$1,830	$13,049	34.5%
2	Boston Park Plaza	14,040	(5,216)	—	5,110	—	(106)	-0.8%
3	Renaissance Washington DC	22,467	3,071	—	2,491	1,794	7,356	32.7%
4	Hyatt Regency San Francisco	28,426	4,753	—	3,022	—	7,775	27.4%
5	Renaissance Orlando at SeaWorld ® (1)	23,039	6,630	—	2,220	—	8,850	38.4%
6	Renaissance Harborplace	10,531	784	—	1,531	—	2,315	22.0%
7	Wailea Beach Resort	22,720	4,629	—	4,026	—	8,655	38.1%
8	Renaissance Los Angeles Airport	8,050	1,421	—	689	—	2,110	26.2%
9	JW Marriott New Orleans	11,312	2,920	1	1,161	914	4,996	44.2%
10	Hilton North Houston	5,119	127	—	818	—	945	18.5%
11	Hilton Times Square	9,680	(3,653)	77	2,561	1,201	186	1.9%
12	Marriott Quincy	5,487	(556)	—	1,127	—	571	10.4%
13	Hyatt Centric Magnificent Mile	4,711	(2,386)	—	1,437	—	(949)	-20.1%
14	Marriott Boston Long Wharf	10,704	275	—	2,013	273	2,561	23.9%
15	Hyatt Regency Newport Beach	9,291	1,525	—	875	—	2,400	25.8%
16	Marriott Tysons Corner	5,458	967	—	750	—	1,717	31.5%
17	Marriott Houston	3,669	270	—	571	—	841	22.9%
18	Renaissance Long Beach	7,342	1,600	—	800	—	2,400	32.7%
19	Embassy Suites Chicago	4,246	(136)	—	898	—	762	17.9%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,851	(803)	—	771	—	(32)	-1.1%
21	Renaissance Westchester	4,279	(874)	—	857	—	(17)	-0.4%
22	Embassy Suites La Jolla	5,499	579	—	1,019	657	2,255	41.0%
23	Marriott Philadelphia	4,120	211	—	628	—	839	20.4%
24	Hilton New Orleans St. Charles	4,098	1,205	—	603	—	1,808	44.1%
25	Marriott Portland	3,729	1,067	—	389	—	1,456	39.0%
26	Marriott Park City	5,196	1,947	—	523	—	2,470	47.5%
27	Courtyard by Marriott Los Angeles	3,305	893	—	290	—	1,183	35.8%

	27 Hotel Portfolio (3)	277,184	29,260	(212)	40,679	6,669	76,396	27.6%

	Add: Sold Hotel (4)
	Fairmont Newport Beach	3,541	1,019	—	—	—	1,019	28.8%

	Actual Portfolio (5)	$280,725	$30,279	$(212)	$40,679	$6,669	$77,415	27.6%

*Footnotes on page 42

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 40

Supplemental Financial Information May 2, 2017

Property-Level Adjusted EBITDA Reconciliation Q1 2016

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$36,492	$6,612	$450	$3,462	$1,652	$12,176	33.4%
2	Boston Park Plaza (6)	11,430	(6,073)	—	3,944	437	(1,692)	-14.8%
3	Renaissance Washington DC	19,840	841	—	2,492	1,831	5,164	26.0%
4	Hyatt Regency San Francisco	27,145	3,408	914	3,295	—	7,617	28.1%
5	Renaissance Orlando at SeaWorld ® (1)	21,992	4,926	—	2,196	1,027	8,149	37.1%
6	Renaissance Harborplace	8,852	(384)	—	1,619	—	1,235	14.0%
7	Wailea Beach Resort	18,745	3,837	118	2,471	—	6,426	34.3%
8	Renaissance Los Angeles Airport	8,711	1,800	—	701	—	2,501	28.7%
9	JW Marriott New Orleans	10,461	1,430	1	1,523	941	3,895	37.2%
10	Hilton North Houston	6,195	670	—	850	—	1,520	24.5%
11	Hilton Times Square	9,989	(4,083)	628	2,539	1,183	267	2.7%
12	Marriott Quincy	6,250	170	—	1,125	—	1,295	20.7%
13	Hyatt Centric Magnificent Mile	4,429	(2,894)	—	1,430	—	(1,464)	-33.1%
14	Marriott Boston Long Wharf	10,527	(1,885)	—	2,075	2,486	2,676	25.4%
15	Hyatt Regency Newport Beach	8,983	1,421	—	854	—	2,275	25.3%
16	Marriott Tysons Corner	4,895	580	—	788	—	1,368	27.9%
17	Marriott Houston	4,202	542	—	598	—	1,140	27.1%
18	Renaissance Long Beach	7,001	1,425	—	761	—	2,186	31.2%
19	Embassy Suites Chicago (6)	4,355	(1,043)	—	908	959	824	18.9%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (6)	2,827	(937)	—	750	—	(187)	-6.6%
21	Renaissance Westchester	4,410	(781)	—	849	—	68	1.5%
22	Embassy Suites La Jolla	5,470	652	—	904	676	2,232	40.8%
23	Marriott Philadelphia	3,672	17	—	523	—	540	14.7%
24	Hilton New Orleans St. Charles	4,141	997	—	641	—	1,638	39.6%
25	Marriott Portland	3,933	1,329	—	390	—	1,719	43.7%
26	Marriott Park City	4,525	1,511	—	485	—	1,996	44.1%
27	Courtyard by Marriott Los Angeles	3,451	976	—	297	—	1,273	36.9%

	27 Hotel Portfolio (3)	262,923	15,064	2,111	38,470	11,192	66,837	25.4%

	Add: Sold Hotels (4)
	Sheraton Cerritos	3,355	563	—	397	—	960	28.6%
	Fairmont Newport Beach (6)	7,893	784	—	1,031	—	1,815	23.0%

	Actual Portfolio (5)	$274,171	$16,411	$2,111	$39,898	$11,192	$69,612	25.4%

*Footnotes on page 42

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 41

Supplemental Financial Information May 2, 2017

Property-Level Adjusted EBITDA Reconciliation
Q1 2017/2016 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Other Adjustments for the three months ended March 31, 2017 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $(0.3) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)	27 Hotel Portfolio includes all 27 hotels owned by the Company as of March 31, 2017.
(4)

Sold Hotels for both the three months ended March 31, 2017 and 2016 include the results generated by the Fairmont Newport Beach, sold in February 2017. Sold Hotels for the three months ended March 31, 2016 also include the results generated by the Sheraton Cerritos, sold in May 2016.

(5)

Actual Portfolio for the three months ended March 31, 2017 includes all 27 hotels owned by the Company as of March 31, 2017, as well as results from the Fairmont Newport Beach before its sale in February 2017. Actual Portfolio for the three months ended March 31, 2016 includes all 29 hotels owned by the Company as of March 31, 2016.

(6)

Hotel EBITDA for the first quarter of 2016 is impacted by a  major repositioning at the Boston Park Plaza, and by a total of $0.1 million in non-current property tax credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $0.1 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $15,000; and Fairmont Newport Beach $27,000.

(7)

Other Adjustments for the three months ended March 31, 2016 include property-level restructuring, severance and management transition costs at the following hotels: Hilton Times Square $0.5 million; Hyatt Regency San Francisco $0.9 million; and Wailea Beach Resort $0.1 million. In addition, Other Adjustments for the three months ended March 31, 2016 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 42